UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2019

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-09165		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
Floating Rate Notes due 2020	SYK20A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Effective July 31, 2019, the Board of Directors (the “Board”) of Stryker Corporation (the “Company”) amended and restated the Company’s Bylaws (as so amended and restated, the “Bylaws”) to, among other things, implement proxy access. Article II, Section 2.13 has been added to the Bylaws to permit a shareholder, or a group of up to 20 shareholders, owning at least 3% of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholders and the nominees satisfy the requirements specified in the Bylaws (Article II, Section 2.13 (Proxy Access for Director Nominations)). Proxy access will first be available to shareholders in connection with the Company’s 2020 annual meeting.

The amendments to the Bylaws also include the following:

•
Revisions to Article II, Section 2.2 and Article II, Section 2.3 to make certain clarifications, updates and refinements to the advance notice bylaws for shareholder nominations and proposals of business (Article II, Section 2.2 (Nature of Business at Meetings of Shareholders) and Article II, Section 2.3 (Nomination of Directors));

•
Revisions to Article II, Section 2.10 to clarify voting of shares that are pledged or held in a fiduciary capacity and the Board’s ability to appoint inspectors of election for any meeting of shareholders (Article II, Section 2.10 (Voting; Proxies));

•	Revisions to Article II, Section 2.12 to clarify that the chair of a shareholder meeting has the power to adjourn the meeting (Article II, Section 2.12 (Conduct of Meetings));

•
Revisions to Article III, Section 3.3 to add a requirement that all nominees for director provide certain information, representations and agreements to the Company in order to be eligible for election (Article III, Section 3.3 (Qualification));

•
Addition of Article IV, Section 4.5 and Article IV, Section 4.7 to provide descriptions of the positions of Chief Executive Officer and Chief Operating Officer (Article IV, Section 4.5 (Chief Executive Officer) and Article IV, Section 4.7 (Chief Operating Officer)); and

•	Certain ministerial changes throughout the Bylaws, including to update provisions to reflect amendments to the Michigan Business Corporation Act.

The foregoing summary of the provisions of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

	3.1	Bylaws of Stryker Corporation (as amended through July 31, 2019)
	104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	August 5, 2019	/s/ DEAN H. BERGY
Dean H. Bergy
Vice President, Corporate Secretary